SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 1996

                               Porta Systems Corp.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                   1-8191                  11-2203988
 (State or other jurisdiction     (Commission               (IRS Employer
       of incorporation             File No.)            Identification No.)

                575 Underhill Boulevard, Syosset, New York 11791
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (516) 364-9300.


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Item 5.   Other Events.

     Filed as an exhibit to this Report on Form 8-K is a copy of the Registrant's press release relating to its reaudit of its financial statements for the year ended December 31, 1995.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

           99.1. Press Release dated June 25, 1996.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PORTA SYSTEMS CORP.



                                                        Warren H. Esanu
Date: June 27, 1996                                     Warren H. Esanu
                                                        Chairman of the Board



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